                                                                 Exhibit 10.12.1

                                AMENDMENT TO THE
                               WEST MARINE, INC.
                     NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                           (November 2000 Amendment)

          WEST MARINE, INC., having previously established the West Marine, Inc. Nonemployee Director Stock Option Plan (the "Plan") and having previously amended and restated the Plan, hereby amends the Plan, effective as of November 8, 2000 as follows:

          1. The Plan is amended by restating Section 2.6 in its entirety as follows: 2.6 [Reserved.]

          2. The Plan is amended by restating Section 6.1 in its entirety as follows:

              6.1  Granting of Options.  Each Nonemployee Director who is such
                   -------------------
          on a Grant Date shall automatically receive on each such Grant Date an Option to purchase 2,000 Shares.


          IN WITNESS WHEREOF, WEST MARINE, INC., by its duly authorized officer, has executed this Amendment as of the date indicated below.


                                WEST MARINE, INC.


Dated:  November 8, 2000        By:    /s/ John Edmondson
                                       --------------------
                                Title: President and Chief Executive Officer
                                       -------------------------------------